LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 31, 2012

TO THE PROSPECTUS DATED AUGUST 31, 2011 OF

LEGG MASON CAPITAL MANAGEMENT ALL CAP FUND

The section of the Prospectus titled “More on fund management” is replaced with the following text:

More on fund management

Legg Mason Capital Management, LLC (“LMCM” or the “manager”) is the fund’s investment manager. LMCM, with offices at 100 International Drive, Baltimore, Maryland 21202, selects the fund’s investments, oversees its operations and provides administrative services, manages assets for clients around the globe including corporations, public funds, government entities, endowments, foundations and individual investors. Clients invest with LMCM through separately managed accounts, sub-advised funds and Legg Mason-sponsored mutual funds. Since 1982, with the introduction of Legg Mason Value Trust, LMCM has distinguished itself by applying its distinct value investment process. As of March 31, 2012 LMCM’s investment personnel managed approximately $8.5 billion in separate accounts and pooled assets.

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “sub-administrator”) serves as the sub-administrator to the fund. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, provides certain administrative services to the fund pursuant to a sub-administration agreement between LMCM and LMPFA. LMCM, not the fund, pays LMPFA for its services as sub-administrator. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005.

Western Asset Management Company (“Western Asset”) manages the fund’s cash and short-term instruments. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2012, the total assets under management of Western Asset and its supervised affiliates were approximately $446.7 billion.

LMCM, LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2012, Legg Mason’s asset management operations had aggregate assets under management of approximately $643.3 billion.

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